August 2, 2013 2Q 2013 Earnings Conference Call Exhibit 99.1

* Safe Harbor Statement This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following: Increasing competition in the communications industry; and A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

* Use of Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

* Chris French President and CEO

* Q2’13 Highlights Net Income Growth Increased 41% to $7.8 million Revenue Growth Revenue grew 8.5% over Q2’12 to $77.5 million. Customer Growth 6/30/12 6/30/13 Change Wireless 372,095 397,669 +22,574 Cable (RGUs) 112,493 116,115 +3,622

* Wireless Highlights PCS Customers (000s) Steady Postpaid growth Postpaid customers up 4.4% in the last year Decline in Prepaid for Quarter Q2’13 net decline of 3,023; due to recertification of government subsidized Assurance customers Operating Income Increase Improvement of $2.6 million, or over 20% Network Vision 85% of covered POPs have our 4G LTE service

* Cable Highlights Cable Upgrades Final upgrade to markets acquired in mid-2010 is substantially completed. Revenue Growth Operating revenues grew 6.0% over Q2’12 116,115 RGUs at 6/30/2013

* Tail End of Significant Capital Expenditures Acquisitions Upgrades Reduced CapEx 2008-2010 2010-2013 2014 Cable Upgraded acquired networks to offer “Triple Play” with robust high speed data offering Streamline network to gain operating efficiency Wireless Investing heavily in upgrading wireless networks to 4G LTE as part of the Sprint Network Vision project 88% of covered POPs have 4G LTE service Capital Expenditures should decrease after network upgrades are complete We Are Here Cable Acquired various cable assets in West Virginia, Maryland and Virginia Many assets had been neglected by former owners Wireless Acquired right to portion of 50,000 Virgin Mobile customers and began selling Virgin Mobile and Boost prepaid

* Strategic Initiatives

* Adele Skolits VP of Finance and CFO

* Profitability Net Income and Earnings Per Share ($ in thousands, except per share amounts) 6/30/12 6/30/13 Operating Income $ 11,137 $ 14,500  Net Income $ 5,560 $ 7,842  Basic and Diluted Earnings Per Share $ 0.23 $ 0.33

* Profitability Adjusted OIBDA ($ thousands)

* Adjusted OIBDA by Segment ($ millions)

* Wireless Segment – Change in Adjusted OIBDA Q2’13 vs. Q2’12 ($ millions)

* Cable Segment – Change in Adjusted OIBDA Q2’13 vs. Q2’12 ($ millions)

* Effective Tax Rate Decrease in rate is the result of organizational changes made in 2012 These changes resulted in savings of approximately $450k in Q2’13.

* Earle MacKenzie EVP and COO

* Wireless Segment

* Network Vision Scorecard – as of 7/29/13 To Date, out of 525 sites: Leasing & Zoning Complete 501 or 95% Sites on air 458 or 87% Sites with 4G LTE launched 394 or 75% Number of sites on air has increased 67% since Q1 2013 4G LTE currently available to 88% of covered POPs 4G LTE service launched in 11 out of 13 local markets

* Postpaid Customer Growth PCS Postpaid Customers (000s)

* Postpaid Customer Additions Gross Additions - Postpaid Net Additions - Postpaid Net adds of 2,340 in Q2 2013 versus 4,341 in Q2 2012 Q2 2013 churn of 1.62% up from 1.55% in Q2 2012 Shentel-controlled channels produced 44% of gross adds in Q2 2013 and 48% in Q2 2012

* Total Revenue per Customer Up; Data Usage Increasing Gross Billed Revenue per Postpaid User – Data & Voice 1 1 – Before Service credits, bad debt, Sprint Nextel fees.

* PCS Revenues Annual Gross Billed Revenues - Postpaid ($ millions)

* PCS Prepaid Statistics Gross Additions (000s) Cumulative Customers (000s) *The loss of customers in Q2’13 related to more stringent governmental requirements for customers renewing their eligibility for the government subsidized Assurance program.

* PCS Prepaid Statistics Churn % Average Gross Billed Revenue

* Cable Segment

* Cable - RGU Growth by Quarter Customers 74,726 75,386 74,798 75,573 74,557 RGU's/Customer 1.51 1.52 1.54 1.54 1.56

* Increasing Average Monthly Cable Revenue Average Monthly Revenue per RGU Average Monthly Revenue per Customer* *Average monthly revenue per video subscriber was $92.38 and $104.99 for Q2 2012 and Q2 2013, respectively.

* Key Operational Results – Cable Note: Video homes passed includes 16K homes located in Shenandoah County, VA, where internet and voice services are provided by the Wireline segment.

* Wireline Segment

* Key Operational Results - Wireline Access line loss of 1.3% in past 12 months Broadband penetration in LEC area at 56.1% Total connections at 06/30/13 of 35.0 thousand Access lines (000s) DSL Customers (000s)

* Investing in the Future Network Vision spend of $55M in 2012. Budget of $60M in 2013. Success-based spending is 23% of total 2013 budget. Capex should decrease significantly in 2014. Capex Spending ($ millions) * Capex spending for 2012 included $24.7 million of contracted commitments that was included in accounts payable at 12/31/12.

* Q&A

* Appendix

* Non-GAAP Financial Measure – Billed Revenue per Postpaid Subscriber

* Postpaid PCS Customers Top Picks Q2 2013 Top Service Plans – 74% of Gross Adds Top Devices – New Activations – All Channels Everything Data 1500 55% Everything Data 450 19% iPhone 25% Samsung Galaxy S III 21% Samsung Galaxy Victory 8% Smartphones made up 70% of the Postpaid base in Q2 2013, up from 65% in Q4 2012 and 59% in Q2 2012.

* iPhone Statistics – Q2’13 25% of Q2 Gross Adds 28% of iPhones were sold or upgraded in Shentel-controlled channels 23.7% of 06/30/13 Postpaid customers had the iPhone, up from 21.2% at 03/31/13 49% iPhone 4S 30% iPhone 4 20% iPhone 5

* Non-GAAP Financial Measure – Average Monthly Cable Revenue

* Key Operational Results – Mobile Company Mobile Company Revenue ($ millions) Towers and Leases * * The decrease in operating income primarily resulted from a $0.5 million adjustment to reduce straight-line rent accruals at a small number of sites related to termination of Sprint’s iDEN leases.

* Wireline Statistics – Fiber Sales ($ millions) Fiber Lease Revenue